                                                                    Exhibit 10.1

    AMENDMENT NO. 3 TO SUBORDINATED NOTE AND COMMON STOCK PURCHASE AGREEMENT
    ------------------------------------------------------------------------

     Amendment No. 3 to Subordinated Note and Common Stock Purchase Agreement dated as of April 5, 2000 by and among J.H. Whitney & Co. ("JHW"), Whitney Subordinated Debt Fund, L.P. ("WSDF" and, together with JHW, "Whitney") and NMT Medical, Inc. ("NMT").

     Reference is made to that certain Subordinated Note and Common Stock Purchase Agreement, dated as of July 8, 1998 (the "Whitney Purchase Agreement"), by and among WSDF, NMT and, for certain purposes, JHW, as amended by that certain Amendment No. 1 dated April 14, 1999 ("Amendment No. 1") and as further amended by that certain Amendment No. 2 dated September 13, 1999 ("Amendment No. 2") (the Whitney Purchase Agreement as so amended, the "Amended Whitney Purchase Agreement");

     Reference is further made to that certain Waiver and Consent Agreement dated as of March 20, 2000 (the "Waiver Agreement"), by and among Brown Brothers Harriman & Co. ("BBH"), NMT, certain other subsidiaries of NMT, and Whitney.

     WHEREAS, the Waiver Agreement provides, inter alia, that upon the reduction of the principal amount outstanding under NMT's credit agreement with BBH (the "U.S. Credit Agreement") to $2,000,000, the amount of permitted Senior Indebtedness (as defined in the Amended Whitney Purchase Agreement) shall be reduced to $2,000,000;

     WHEREAS, upon the closing of the Sale Transactions (as defined in the Waiver Agreement) on April 5, 2000, the principal amount outstanding under the U.S. Credit Agreement was reduced to $2,000,000; and

     WHEREAS, the parties now wish to memorialize the reduction of permitted Senior Indebtedness as contemplated by the Waiver Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the promises and agreements set forth herein, the parties agree as follows:

     1. The maximum aggregate principal amount of permitted Senior Indebtedness (as defined in the Amended Whitney Purchase Agreement) is hereby reduced from $13,000,000 to $2,000,000.

     2. Except for the foregoing, all of the terms and conditions of the Amended Whitney Purchase Agreement (as affected by the Waiver Agreement and that certain Release of Security Interest Agreement dated as of March 20, 2000 by and among Whitney, BBH, NMT and NMT's domestic subsidiaries) remain in full force and effect.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     WHEREFORE, the parties have executed this agreement as a document under seal as of the date first written above.

WHITNEY SUBORDINATED DEBT FUND, L.P.


By: /s/ Daniel J. O'Brien
   -----------------------
   Name:  Daniel J. O'Brien
   Title: General Partner

J.H. WHITNEY & CO.


By: /s/ Daniel J. O'Brien
   ----------------------
   Name:  Daniel J. O'Brien
   Title: General Partner


NMT MEDICAL, INC.


By: /s/ William J. Knight
   ----------------------
   Name:  William J. Knight
   Title: Vice President - Finance and Administration
      and Chief Financial Officer